UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 23, 2018

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on October 21, 2016, Genworth Financial, Inc. (the “Company”), Asia Pacific Global Capital Co., Ltd., a limited liability company incorporated in the People’s Republic of China (“Parent”), and Asia Pacific Global Capital USA Corporation, a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, the Company will be acquired by Parent through a merger effected under Delaware law. The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company (the “Merger”). As a result of the Merger, Merger Sub will cease to exist and the Company will survive as an indirect, wholly owned subsidiary of Parent.

On February 23, 2018, the Company, Parent and Merger Sub entered into a Third Waiver and Agreement (the “Waiver Agreement”) pursuant to which the Parent consented to the Company entering into a syndicated senior term loan facility (the “Facility”) in an aggregate principal amount of up to $450,000,000, incurring indebtedness thereunder and applying the proceeds thereof to the repayment of the Company’s 6.515% Senior Notes due 2018 at maturity. In addition, Parent and the Company agreed to terminate the escrow agreement that was entered into at the time of the execution of the Merger Agreement, and to instruct the escrow agent to release all funds in the escrow account created thereunder to Parent. The escrow account, which was initially funded by Parent with $210,000,000, was established to secure Parent’s obligation to pay a termination fee to the Company under specified circumstances, which were waived by the Company under the terms of the waiver and agreement dated August 21, 2017 (as reported in the Company’s Current Report on Form 8-K dated August 21, 2017), and to pay losses in the event of Parent’s breach of the Merger Agreement. Further, pursuant to the Waiver Agreement, each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, acknowledged that as of February 23, 2018, there had been no breach of the Merger Agreement on the part of the other party and irrevocably waived any claim against such other party based upon or arising out of any actual or alleged breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement based upon the facts or circumstances existing or occurring on or prior to February 23, 2018.

Pursuant to the Waiver Agreement, Parent agreed to retain funds in a designated account in an amount equal to no less than the Commitment Amount (as defined below) until the date on which the Facility is funded in accordance with the terms thereof, subject to certain conditions.

Also on February 23, 2018, an affiliate of Parent (“Parent Affiliate”) entered into a commitment agreement (the “Commitment Agreement”) with the Company pursuant to which Parent Affiliate agreed to provide up to $110,000,000 (the “Commitment Amount”) in funding for the Facility. The commitment of Parent Affiliate under the Commitment Agreement is subject to certain conditions, including: (a) the execution and delivery of definitive documentation for the Facility; (b) Parent Affiliate’s participation in the Facility on terms and conditions that are the same or no less favorable than the terms and conditions applicable to other lenders in the Facility; (c) each of the conditions to funding and effectiveness set forth in the documentation for the Facility having been satisfied or waived; and (d) the Merger Agreement being in full force and effect and the Company shall not be in material breach of any of its obligations thereunder. The foregoing description of the Waiver Agreement is qualified in its entirety by reference to the Waiver Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Third Waiver and Agreement, dated as of February 23, 2018, among the Company, Parent and Merger Sub

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the ability of the parties to obtain regulatory approvals, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to April 1, 2018 (and either or both of the parties may not be willing to further waive their End Date termination rights beyond April 1, 2018) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals (including those conditions that either or both of the parties may be unwilling to accept); (iii) the risk that a condition to closing of the transaction may not be satisfied; (iv) Genworth’s inability to market, negotiate or close the Facility on favorable terms or at all, (v) potential legal proceedings that may be instituted against Genworth in connection with the transaction; (vi) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement or consummation of the transaction; (vii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (viii) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (ix) continued availability of capital and financing to Genworth before the consummation of the transaction; (x) further rating agency actions and downgrades in Genworth’s financial strength ratings; (xi) changes in applicable laws or regulations; (xii) Genworth’s ability to recognize the anticipated benefits of the transaction; (xiii) the amount of the costs, fees, expenses and other charges related to the transaction; (xiv) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xv) the impact of changes in interest rates and political instability; and (xvi) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 27, 2017. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2018

GENWORTH FINANCIAL, INC.

By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel